SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Important Notice Regarding Annual Meeting of Stockholders of Northern Technologies International Corporation and the Availability of Proxy Materials for the Stockholder Meeting to be held on January 24, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Proxy Statement/ Annual Report on 10-KSB for Fiscal 2007
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Stockholders may request paper or electronic copies of the proxy materials for the 2008 annual meeting of stockholders or for all meetings. To facilitate timely delivery, please make the request as instructed below on or before 1/10/08.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	** Email: sendmaterial@investorEconnect.com

** If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
How to Vote In Person
At the Meeting you will need to request a ballot to vote these shares.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 4201 WOODLAND ROAD, P.O. BOX 69 CIRCLE PINES, MN 55014	How to Vote By Internet

To vote now by internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 23, 2008. Have your notice in hand when you access the web site and follow the instructions. No personal information other than the 12 Digit Control number (located on the following page) is necessary to execute a proxy.

The Annual Meeting of Stockholders of Northern Technologies International Corporation for holders as of 11/30/07 is to be held on 1/24/08 at 4:00 PM
at:	4201 Woodland Rd. Circle Pines, MN 55014

To obtain directions to attend the Annual Meeting and vote in person, please call Northern Technologies International Investor Relations at 763-225-6600.

Voting items
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL SEVEN NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
1.	Election of Directors:
01) Pierre Chenu 02) G. Patrick Lynch 03) Dr. Donald A. Kubik 04) Mark J. Stone 05) Dr. Sunggyu Lee 06) Dr. Ramani Narayan 07) Mark M. Mayers

2.	Ratify the selection of Virchow Krause & Company LLP as independent registered public accounting firm for the fiscal year ending August 31, 2008.
3.	Transact such other business as may properly come before the meeting.